UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 2005


                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                   1-4773                04-1701350
   ----------------------------       -----------           -------------
   (State or other jurisdiction       (Commission           (IRS Employer
         of Incorporation)             File No.)         Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition.

American Biltrite Inc. understands that its majority-owned subsidiary Congoleum Corporation ("Congoleum") expects to book a charge of $15.5 million as part of its 2005 second quarter results to increase its reserves to the levels that Congoleum now anticipates will now be needed to complete confirmation of the latest version of its modified plan of reorganization under Chapter 11 of the United States Bankruptcy Code.


Item 8.01 Other Events.

On July 22, 2005, Congoleum filed a further modified plan of reorganization and related documents with the Bankruptcy Court to incorporate certain technical modifications to the version of Congoleum's modified plan that it had filed with the Bankruptcy Court in June 2005. A hearing to consider approval of the disclosure statement is scheduled for July 28, 2005, after which, Congoleum expects to commence soliciting acceptances from certain claimant creditors affected by these modifications. [Copies of the Sixth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005, and proposed Disclosure Statement relating thereto are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.]

Congoleum also recently requested Bankruptcy Court approval for a settlement agreement between Congoleum and certain underwriters at Lloyd's, London. This agreement, if approved, would bring Congoleum's total insurance settlements to date since Congoleum commenced it Chapter 11 case to approximately $139 million. A hearing has been scheduled for August 8, 2005 for the Bankruptcy Court to consider approving this settlement. Under the terms of the settlement, the certain underwriters will pay $19,950,000 into an escrow account, and the escrow agent will transfer the funds to the trust for asbestos claimants to be formed by Congoleum's plan once the plan goes effective and the Court approves the payment.

American Biltrite Inc. understands that Congoleum expects to book a charge of $15.5 million as part of its 2005 second quarter results to increase its reserves to the levels that Congoleum now anticipates will now be needed to complete confirmation of its latest plan.
On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that Congoleum will be successful in obtaining confirmation of its proposed amended Chapter 11 plan of reorganization in a timely manner or at all. Any alternative plan of reorganization pursued by Congoleum or confirmed by the bankruptcy court could vary significantly from the version of the plan currently being pursued by Congoleum, including with respect to the matters described in this report. Furthermore, the estimated costs and contributions required to confirm and to effect the proposed modified plan of reorganization or an alternative plan could be significantly greater than currently estimated. Any plan of reorganization pursued by Congoleum will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments and availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for Congoleum and American Biltrite Inc. for asbestos-related claims,
(ii) costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum, (iii) timely reaching an agreement with other creditors, or classes of creditors, that exist or may emerge, (iv) American Biltrite Inc.'s and Congoleum's satisfaction of the conditions and obligations under their respective outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under Congoleum's proposed plan of reorganization, (v) the response from time-to-time of American Biltrite Inc.'s and Congoleum's lenders, customers, suppliers and other constituencies to the Chapter 11 process and related developments arising from the strategy to settle asbestos liability, (vi) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms,
(vii) timely obtaining sufficient creditor and court approval of any reorganization plan, (viii) developments in and the outcome of insurance coverage litigation pending in New Jersey State Court involving Congoleum and certain insurers, (ix) developments in, and the outcome of, proposed federal legislation that, if adopted, would establish a national trust to provide compensation to victims of asbestos-related injuries that would be funded by assessments against companies with asbestos-related liabilities such as American Biltrite Inc. and Congoleum and (x) compliance with the Bankruptcy Code, including section 524(g). In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of its anticipated Chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

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EXHIBIT NO.                               DESCRIPTION
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    99.1      Sixth Modified Joint Plan of Reorganization Under Chapter 11 of
              the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005
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    99.2      Proposed Disclosure Statement with respect to the Sixth Modified
              Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005
--------------------------------------------------------------------------------


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 28, 2005                     AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ---------------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

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EXHIBIT NO.                               DESCRIPTION
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    99.1      Sixth Modified Joint Plan of Reorganization Under Chapter 11 of
              the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005
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    99.2      Proposed Disclosure Statement with respect to the Sixth Modified
              Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005
--------------------------------------------------------------------------------